                                                                   EXHIBIT 10.36



                 FINAL SETTLEMENT AGREEMENT AND GENERAL RELEASE

         This Final Settlement Agreement and General Release (the "Agreement") is made as of the 13th day of March, 2002, by and between RSL COM U.S.A., Inc. ("RSL USA"), whose address is 1001 Brinton Road, Pittsburgh, PA 15221, its wholly-owned subsidiary, RSL COM Primecall, Inc. ("RSL Primecall"), whose address is 1001 Brinton Road, Pittsburgh, PA 15221, Verso Technologies, Inc. ("Verso"), whose address is 400 Galleria Parkway, Suite 300, Atlanta, Georgia 30339, and its wholly-owned subsidiary, NACT Telecommunications, Inc. ("NACT"), whose address is 191 W. 5200 North, Provo, Utah 84604.

                             BACKGROUND OF AGREEMENT

         A. In July 2000, RSL USA, RSL Primecall, RSL Communications, Ltd. ("Limited") and Deltathree.com, Inc. ("Deltathree") initiated an arbitration proceeding in Utah against NACT entitled RSL Communications, Ltd., et al. v. NACT Telecommunications, Inc., Case No. 81-133-00141-00 (the "Arbitration"), relating to the respective liabilities and obligations arising out of the purchase, license and/or use of equipment and associated software obtained from NACT (the "NACT System") pursuant to a series of sale agreements.

         B. On March 16, 2001, RSL Primecall and RSL USA filed Chapter 11 Bankruptcy Petitions in a jointly-administered bankruptcy case entitled RSL COM Primecall, Inc. and RSL COM USA, Inc., United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), Case Nos. 01-011457 and 01-11469 (ALG). Prior to the bankruptcy, substantially all of the assets used in the business of RSL Primecall were sold, including most of the equipment and software acquired by RSL USA and RSL Primecall from NACT. RSL Primecall and RSL USA represent that only two NACT STX switches and one NACT Master Control Unit, with associated software, were not sold (the "Remaining NACT Equipment").

RSL USA intends to sell the Remaining NACT Equipment as provided for in this Agreement, subject to the approval of the Bankruptcy Court.

         C. The parties hereto now wish to make a final settlement of all their claims and counterclaims whatsoever, including those now at issue in the Arbitration, all in accordance with the terms of this Agreement.

         D. This Agreement provides, inter alia, (1) that RSL USA and RSL Primecall will give a release to NACT and Verso and will end the Arbitration against NACT, (2) that Verso will issue to RSL USA certain shares of Verso common stock that RSL USA can then sell over a four-month period, (3) for the establishment of an escrow fund, (4) for the filing by Verso with the Securities and Exchange Commission (the "SEC") of a registration statement on Form S-3 (the "Registration Statement") so as to permit a public resale by RSL USA of the Verso shares to be so issued, and (5) for the Verso shares to be purchased by RSL USA after the Bankruptcy Court has approved this Agreement and the SEC has declared such registration statement to be effective.

                               TERMS OF AGREEMENT

         In consideration of the mutual promises contained herein and intending to be legally bound, the parties hereto agree as follows:

         1. Prior to its filing of the Registration Statement and pursuant to the terms of the Escrow Agreement attached hereto as Exhibit "A" and by this reference made a part hereof (the "Escrow Agreement"), Verso shall deposit $200,000 (the "Escrow Amount") in immediately available funds with the Escrow Agent (as defined in the Escrow Agreement), which Escrow Amount shall be held by the Escrow Agent in accordance with the terms of the Escrow Agreement.

         2. At Closing (as defined in Paragraph 9 hereof) and upon the terms and subject to the conditions set forth herein, Verso hereby agrees to sell to RSL USA, and RSL USA hereby agrees to purchase from Verso, 523,430 shares (the "Settlement Shares") of Verso common stock, $0.01 par value per share (the "Verso Common Stock"), which represents that number of shares of Verso Common Stock equal to (i) $700,000 divided by (ii) the average closing price per share, rounded to four decimal places, of the Verso Common Stock as reported on The Nasdaq National Market ("NASDAQ") for the thirty (30) trading days immediately preceding the date that is two (2) trading days prior to the date of this Agreement (the "Signing Date Average Price"). The purchase of the Settlement Shares at Closing is being consummated in accordance with the requirements of Sections 4(2) and/or 4(6) of the Securities Act of 1933, as amended (the "1933 Act"), and/or Regulation D promulgated thereunder ("Regulation D").

         3. No later than one (1) business day after Verso shall have filed its Form 10-K for its fiscal year ended December 31, 2001 with the SEC, which filing shall be made on or before April 1, 2002, Verso shall file with the SEC a registration statement on Form S-3 (the "Registration Statement") under the 1933 Act, so as to permit a public offering and resale of the Settlement Shares pursuant to the 1933 Act by RSL USA as a selling stockholder and not as an underwriter. Verso (i) shall use its reasonable best efforts to cause the Registration Statement to be declared effective as expeditiously as possible; and (ii) shall maintain the Registration Statement effective under the 1933 Act until the earlier of (A) 120 days from the date on which the SEC first declares the Registration Statement effective (the "Effective Date") (exclusive of any day on which trading of Verso Common Stock shall be halted or suspended for any reason) or (B) the date that all of the Settlement Shares have been sold; provided, however, that, at any time prior to the Effective Date, Verso may elect to withdraw the Registration Statement and immediately wire transfer to RSL USA the sum of $700,000 in accordance with the wire transfer instructions attached to Exhibit 2 to the Escrow Agreement, in which event RSL USA and Verso shall jointly notify the Escrow Agent in writing to immediately return the Escrow Amount, together with any and all interest earned thereon, to Verso by wire transfer in accordance with the wire transfer instructions attached to Exhibit 1 to the Escrow Agreement (the "Cash Payment").

         4. Verso (i) shall cooperate with RSL USA to facilitate the timely preparation and delivery of certificates for the Settlement Shares to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations as RSL USA reasonably may request; and (ii) represents and warrants to RSL USA that the Settlement Shares, at the time of issuance to RSL USA, will be duly and validly authorized and issued and fully paid and nonassessable.

         5. RSL USA agrees (i) not to sell more than 35% of the total number of the Settlement Shares within any of the four (4) thirty-day periods immediately following Closing; (ii) to promptly notify Verso in writing in accordance with paragraph 23 of this Agreement when it has sold or otherwise disposed of all of the Settlement Shares; (iii) that Verso may enter a stop transfer order with its transfer agent against any transfer of the Settlement Shares in violation of the provisions of this Agreement; and (iv) that in the event Verso shall notify RSL USA of a prospective purchaser for any of the Settlement Shares, RSL USA will negotiate in good faith with such prospective purchaser with respect to the sale of such Settlement Shares, provided that RSL USA shall have the absolute right to sell such Settlement Shares pursuant to the Registration Statement.

         6. Verso and RSL USA agree that if, at the close of business on the Effective Date, the Market Value of the Settlement Shares (as hereinafter determined) (i) is $700,000 or more, then Verso and RSL USA shall execute and deliver the form of Release Notice attached as Exhibit "1" to the Escrow Agreement to the Escrow Agent, whereupon the Escrow Amount, together with any and all interest earned thereon, shall be distributed to Verso in accordance with the terms of the Escrow Agreement; (ii) is $500,000 or less, then Verso and RSL USA shall execute and deliver the form of Release Notice attached as Exhibit "2" to the Escrow Agreement to the Escrow Agent, whereupon the Escrow Amount, together with any and all interest earned thereon, shall be distributed to RSL USA in accordance with the terms of the Escrow Agreement; or (iii) is between $500,000 and $700,000, then (A) that portion of the Escrow Amount which is determined by multiplying the number of Settlement Shares by the difference between the Signing Date Average Price and the Market Value of the Settlement Shares, shall be distributable to RSL USA (the "RSL Distributable Amount") and
(B) the balance of the Escrow Amount shall be distributable to Verso (the "Verso Distributable Amount"), and Verso and RSL USA shall insert such distributable amounts in the text of the form of Release Notice attached as Exhibit "3" to the Escrow Agreement and execute and deliver same to the Escrow Agent, whereupon the RSL Distributable Amount, together with any and all interest earned thereon, shall be distributed to RSL USA and the Verso Distributable Amount, together with any and all interest earned thereon, shall be distributable to Verso, all in accordance with the terms of the Escrow Agreement. For purposes of this Agreement, the "Market Value of the Settlement Shares" shall be determined by multiplying the number of Settlement Shares by the closing price per share, rounded to four decimal places, of the Verso Common Stock as reported by NASDAQ on the Effective Date.

         7. RSL USA hereby represents and warrants to Verso that (i) it is entering into this Agreement for its own account and not with a view to or for sale in connection with any distribution of the Settlement Shares, other than the public offering and sale of the Settlement Shares pursuant to an effective Registration Statement as provided herein; (ii) it has no present arrangement (whether or not legally binding) to sell the Settlement Shares; (iii) it is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and is an accredited investor (as defined in Rule 501 of Regulation D); (iv) it has such experience in financial and business matters that it has the capacity to protect its own interests in connection with the matters described herein and is capable of evaluating the merits and risks of an investment in the Settlement Shares; (v) it has been represented by counsel of its choice; (vi) it recognizes that an investment in the Settlement Shares is speculative and involves a high degree of risk; (vii) it is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the 1933 Act) of Verso; (viii) it has received all documents, records, books and other publicly available information pertaining to its investment in the Settlement Shares that it has requested and has reviewed copies of all documents filed by Verso with the SEC that it deems relevant; and (ix) at no time was it presented with or solicited by or through any leaflet, public promotional marketing, television advertisement or any other form of general solicitation or advertising.

         8. RSL USA covenants with Verso that from the date hereof until RSL USA has sold or otherwise disposed of all the Settlement Shares in accordance with the Registration Statement, neither RSL USA nor any of its affiliates will, except as otherwise permitted by the Registration Statement or by Verso in writing, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Verso Common Stock, or any options or warrants to purchase any shares of Verso Common Stock, or any securities convertible into or exchangeable for or that represent the right to receive any shares of the Verso Common Stock, whether now owned or hereafter acquired, owned directly by RSL USA (or any of its affiliates) or with respect to which RSL USA (or any of its affiliates) has beneficial ownership (within the rules and regulations of the SEC). RSL USA agrees that the foregoing restriction is intended to preclude it from engaging in any hedging or other transaction which is designed to, or could be reasonably expected to, result in a sale or disposition of the Settlement Shares other than in accordance with the Registration Statement.

         9. The Closing of the purchase and sale of the Settlement Shares (the "Closing") shall be conducted and concluded within five (5) business days of the last to occur of the Effective Date or Final Approval (as defined in this paragraph 9). The Closing, and the effectiveness of this Agreement, is subject to the satisfaction or the waiver of the party to be benefited thereby of the following conditions: (i) the Registration Statement shall have been declared effective by the SEC; (ii) Verso, having delivered to the Escrow Agent $200,000 in immediately available funds as called for by paragraph 2 hereof, shall, together with RSL USA, have executed and delivered to the Escrow Agent the applicable Release Notice as called for by paragraph 6 hereof; and (iii) the Bankruptcy Court shall have issued a final, non-appealable order approving this Agreement and authorizing RSL USA and RSL Primecall to enter into and perform same ("Final Approval").

         10. RSL USA and RSL Primecall shall, promptly after the execution of this Agreement, use their reasonable best efforts to obtain Final Approval in the form of an order entered pursuant to procedures for notice and a hearing reasonably satisfactory to Verso and NACT. The parties agree that, if the Bankruptcy Court approves, the submission and entry of an order that provides it shall become final on ten (10) day's notice if no objection is filed and providing for a hearing only if an objection is filed, shall be a satisfactory procedure for notice and a hearing.

         11. Promptly after the Closing or delivery of the Cash Payment, as the case may be, the parties agree that they shall cause the Arbitration to be ended, with prejudice to all claims raised or that could have been raised therein, with each party bearing its own attorneys' fees, arbitration fees, and costs.

         12. Upon the Closing or delivery of the Cash Payment to RSL USA, RSL USA and RSL Primecall do, for themselves, their predecessors (including, but not limited to, Public Switch Corporation, Intelco Global Information Services and International Telecommunications Corp.), successors, assigns, and for all persons and entities in which they own a controlling interest, agree to, and hereby do, release NACT and Verso, their directors, officers, employees, agents, attorneys, predecessors, successors and assigns (the "Verso Released Parties"), from all claims which RSL USA or RSL Primecall, or their predecessors, either raised or could have raised against any of the Verso Released Parties, whether known or unknown, whether in law, equity, arbitration, whether based in contract or tort, including, but not limited to, claims of negligence, breach of duty and intentional misconduct, or otherwise, from the beginning of the world until the date of the Closing or the date of delivery of the Cash Payment to RSL USA, as the case may be, including, but not limited to, all claims raised or that could have been raised in the Arbitration, except only for the obligations of NACT and Verso contained in this Agreement or in the Escrow Agreement.

         13. Upon the Closing or delivery of the Cash Payment to RSL USA, as the case may be, NACT and Verso do for themselves, their predecessors, successors, and assigns, and for all persons or entities in which they own a controlling interest, agree to, and hereby do, release RSL

USA and RSL Primecall, their directors, officers, employees, agents, attorneys, predecessors, successors and assigns (the "RSL Released Parties"), from all claims and counterclaims which NACT or Verso or their predecessors either have raised or could have raised against any of the RSL Released Parties, whether known or unknown, whether in law, equity, arbitration, whether based in contract or tort, including, but not limited to, claims of negligence, breach of duty and intentional misconduct, or otherwise, from the beginning of the world until the date of the Closing or delivery of the Cash Payment to RSL USA, as the case may be, including, but not limited to, all claims raised or that could have been raised in the Arbitration, except only for the obligations of RSL USA and RSL Primecall contained in this Agreement or in the Escrow Agreement.

         14. Within ten (10) business days after the Closing or delivery of the Cash Payment to RSL USA, as the case may be, NACT shall purchase the Remaining NACT Equipment for $40,000. This sale of equipment, currently in storage at G.T.I. Storage, 2 Galasso Place, Maspeth, N.Y., shall be FOB New York.

         15. RSL USA and RSL Primecall hereby represent and warrant (i) that they have never owned, operated or used any NACT equipment other than the NACT System; (ii) that they do not own or have any legal or equitable rights in any NACT equipment other than the Remaining NACT Equipment; and (iii) that RSL Communications, Limited, has never owned, operated or used the NACT System. RSL USA and RSL Primecall hereby agree to indemnify Verso and NACT, including paying Verso and NACT their attorneys' fees, costs and expenses, arising out of a breach of any of the warranties and representations in this paragraph.

         16. Verso hereby warrants and represents to RSL USA and RSL Primecall that it is not contemplating the filing of a bankruptcy petition, that it is aware of no facts suggesting that any other person or entity is contemplating filing any involuntary petition in bankruptcy against Verso, and that Verso has not caused any bankruptcy counsel to be retained to consider bankruptcy or in anticipation of bankruptcy.

         17. The parties agree that their sole remedy, in the event of a breach of this Agreement after the Closing or delivery of the Cash Payment to RSL USA, as the case may be, shall be to enforce the terms of this Agreement or seek damages for its breach, as appropriate, in Bankruptcy Court in the aforementioned bankruptcy proceedings of RSL USA and RSL Primecall. All parties hereto irrevocably submit themselves to the jurisdiction of that Bankruptcy Court but only for such purpose.

         18. If the Closing does not occur on or before September 1, 2002, and, in addition, the Cash Payment is not delivered to RSL USA on or before September 1, 2002, then this Agreement shall be null and void and have no further force or effect. In such event, the Escrow Agent shall promptly return to Verso any sums paid by it to the Escrow Agent pursuant to this Agreement, together with any and all earned interest thereon, and the parties shall be entitled to reactivate and proceed with the Arbitration, without prejudice to their respective legal positions. Neither party may disclose the terms of this Agreement to the arbitrator or AAA in any such reactivated Arbitration, although the fact that the parties unsuccessfully attempted to settle their differences may be disclosed. No party shall be barred, by reason of any delay caused by these settlement efforts or its failure to act in the Bankruptcy cases during the potential effectiveness of this Agreement, from exercising any rights it may have in the Arbitration, and no other party shall contend otherwise.

         19. This Agreement is entered into in order to resolve a litigated and disputed matter and nothing herein constitutes an admission of liability of any nature by any party. The parties further agree that nothing is this Agreement acts, or is to be construed, as an indemnification by NACT of RSL USA, RSL Primecall or any other person or entity for or arising out of claims made against RSL USA and RSL Primecall by any other person or entity.

         20. This Agreement constitutes the entire agreement and understanding of the parties and supercedes any and all prior and contemporaneous oral or written understandings of the parties. This Agreement may be modified only by the express written consent of all of its parties.

         21. This Agreement may be executed in counterparts (including signatures by facsimile), each of which shall be deemed an original, but all of which together constitute but one and the same Agreement.

         22. This Agreement shall be binding on each of the parties hereto and their respective affiliates, successors and assigns, including, without limitation, any trustee or successor trustee in any Chapter 11 reorganization or Chapter 7 liquidation of RSL USA or RSL Primecall. This Agreement may be enforced by a party to whom it has been assigned only if all parties have consented to such assignment.

         23. All notices hereunder or relating to this Agreement should be addressed and delivered as follows:

                  TO:      RSL USA or
                           RSL Primecall:

                           Richard Nelson, Esq.
                           49 West 37th Street,
                           13th Floor
                           New York, NY  10018
                           Fax:  646-366-7842

                  WITH A COPY TO (which shall not constitute notice to RSL USA or RSL Primecall):

                           Jonathan Young, Esq.
                           Reed Smith LLP
                           375 Park Avenue
                           New York, NY  10152

                  TO:      Verso:

                           Ms. Juliet M. Reising
                           400 Galleria Parkway
                           Suite 300
                           Atlanta, GA  30339
                           Fax:  678-589-3572

                  WITH A COPY TO (which shall not constitute notice to Verso):

                           Steven E. Fox, Esq.
                           Daniel D. Zegura, Esq.
                           Rogers & Hardin LLP
                           2700 International Tower, Peachtree Center
                           229 Peachtree Street, N.E.
                           Atlanta, GA  30303

                  TO:      NACT:

                           Mr. Lindsay Wallace
                           191 West 4200 North
                           Provo, UT  84604
                           Fax:  801-802-3010

                  WITH A COPY TO (which shall not constitute notice to NACT):

                           Steven E. Fox, Esq.
                           Daniel D. Zegura, Esq.
                           Rogers & Hardin LLP
                           2700 International Tower, Peachtree Center
                           229 Peachtree Street, N.E.
                           Atlanta, GA  30303

         24. The share certificates for the Settlement Shares to be delivered hereunder shall be delivered to RSL USA at the following address: c/o Richard Nelson Esq., 49 West 37th Street, 13th Floor, New York, New York 10018.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                                    RSL COM U.S.A., Inc.


                                    By: /s/ Richard Nelson
                                       -----------------------------------------
                                          Name:  Richard Nelson
                                          Title: SVP & General Counsel



                                    RSL COM Primecall, Inc.


                                    By: /s/ Richard Nelson
                                       -----------------------------------------
                                          Name:  Richard Nelson
                                          Title: SVP & General Counsel


                                    Verso Technologies, Inc.


                                    By: /s/ Juliet M. Reising
                                       -----------------------------------------
                                          Name:  Juliet M. Reising
                                          Title: EVP & CFO



                                    NACT Telecommunications, Inc.


                                    By: /s/ Juliet M. Reising
                                       -----------------------------------------
                                          Name:  Juliet M. Reising
                                          Title: VP

                                                                       EXHIBIT A



                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (the "Escrow Agreement") is made as of the 13th day of March, 2002 by and among RSL COM U.S.A., INC., a corporation incorporated under the laws of Delaware ("RSL USA"), RSL COM PRIMECALL, INC., a corporation incorporated under the laws of Delaware ("RSL Primecall"), VERSO TECHNOLOGIES, INC., a corporation incorporated under the laws of Minnesota ("Verso"), NACT TELECOMMUNICATIONS, INC., a corporation incorporated under the laws of Delaware ("NACT"), and REED SMITH LLP (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Settlement Agreement referred to in the first recital.

                              W I T N E S S E T H:

         WHEREAS, RSL USA, RSL Primecall, Verso and NACT have entered into a Final Settlement Agreement and General Release dated the date hereof (the "Settlement Agreement"), which provides for the deposit by Verso of the Escrow Amount with the Escrow Agent; and

         WHEREAS, the parties have requested that the Escrow Agent hold the Escrow Amount in escrow in accordance with the terms hereof;

         NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:



                                   ARTICLE 1

                               TERMS OF THE ESCROW

         1.1 The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the Escrow Amount as contemplated by the Settlement Agreement.

         1.2 The Escrow Agent shall deposit the Escrow Amount in Verso's name in an interest bearing deposit account insured by the Federal Deposit Insurance Corporation, and any and all interest earned thereon shall be added to and become a part of the Escrow Amount.

         1.3 Upon its receipt of a Release Notice in one of the forms attached hereto as Exhibits "1", "2" or "3", the Escrow Agent shall immediately distribute the Escrow Amount by wire transfer in accordance with the instructions set forth therein; provided, however, that if the Escrow Agent shall receive written instructions signed by RSL USA and Verso to return the Escrow Amount to Verso prior to its receipt of any such Release Notice, the Escrow Agent shall comply therewith.

                                   ARTICLE 2

                                  MISCELLANEOUS

         2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

         2.2 All notices, requests, demands and other communications or deliveries required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given three (3) days after having been deposited for mailing if sent by registered mail or certified mail return receipt requested, and upon receipt if delivered delivery by courier or facsimile transmission to the respective addresses or facsimile numbers set forth below:



         If to RSL USA
         and RSL Primecall:         To their respective addresses and facsimile
                                    numbers as specified in the Settlement
                                    Agreement, and any notice copies as
                                    specified in the Settlement Agreement.



         If to Verso and NACT:      To their respective addresses and facsimile
                                    numbers as specified in the Settlement
                                    Agreement, and any notice copies as
                                    specified in the Settlement Agreement.



         If to the Escrow Agent:    Reed Smith LLP
                                    375 Park Avenue
                                    New York, New York  10152
                                    Attention:  Jonathan Young, Esq.
                                    Facsimile:  (212) 521-5450
                                    Telephone:  (212) 521-5400

         2.3 This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

         2.4 This Escrow Agreement (together with the Settlement Agreement) is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This

Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by each of the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

         2.5 Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same.

         2.6 The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York.

         2.7 The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         2.8 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and without gross negligence or willful misconduct.

         2.9 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or entity, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         2.10 The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Settlement Agreement or any documents deposited or called for thereunder.

         2.11 The Escrow Agent has acted as legal counsel for RSL USA and RLS Primecall and may continue to act as legal counsel for RSL USA and RSL Primecall, from time to time, notwithstanding its duties as the Escrow Agent hereunder. Verso and NACT consent to the Escrow Agent in such capacity as legal counsel for RSL USA and RSL Primecall and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. Verso and NACT understand that RSL USA, RSL Primecall and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

         2.12 The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the other parties hereto. In the event of any such resignation, the other parties shall appoint a successor Escrow Agent.

         2.13 If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         2.14 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Escrow Amount, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (i) to retain in the Escrow Agent's possession without liability to anyone all or any part of the Escrow Amount until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings; or (ii) to deliver the Escrow Amount held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction in accordance with the applicable procedure therefor.

         2.15 Verso, NACT, RSL USA and RSL Primecall agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent, in its capacity as the Escrow Agent and not as counsel to RSL USA and RSL Primecall, hereunder or the transactions contemplated hereby or by the Settlement Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.



                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Escrow Agreement as of the date first written above.

                                       RSL COM U.S.A., INC.



                                       By: /s/ Richard Nelson
                                          --------------------------------------

                                       Its: SVP & General Counsel
                                           -------------------------------------



                                       RSL COM PRIMECALL, INC.



                                       By: /s/ Richard Nelson
                                          --------------------------------------

                                       Its: SVP & General Counsel
                                           -------------------------------------



                                       VERSO TECHNOLOGIES, INC.



                                       By: /s/ Juliet M. Reising
                                          --------------------------------------

                                       Its: EVP & CFO
                                           -------------------------------------



                                       NACT TELECOMMUNCATIONS, INC.



                                       By: /s/ Juliet M. Reising
                                          --------------------------------------

                                       Its: VP
                                           -------------------------------------



                                       REED SMITH LLP



                                       By: /s/ Chris Walters
                                          --------------------------------------

                                       Its: A Partner
                                           -------------------------------------

                                                                    Exhibit 1 to
                                                                Escrow Agreement

                                RELEASE NOTICE 1

         The undersigned, pursuant to the Escrow Agreement dated as of March 13, 2002 among Verso Technologies, Inc. ("Verso"), NACT Telecommunications, Inc., RSL COM U.S.A., Inc. ("RSL"), RSL COM Primecall, Inc. and Reed Smith LLP, as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby instruct the Escrow Agent to distribute by wire transfer the entire Escrow Amount to Verso in accordance with the attached wire transfer instructions. Verso and RSL USA hereby confirm that all of their respective representations and warranties contained in the Settlement Agreement remain true and correct and authorize the release by the Escrow Agent of the Escrow Amount as described in the Settlement Agreement and the Escrow Agreement. This Release Notice 1 shall not be effective unless and until executed by Verso and RSL USA.

         This Release Notice 1 may be signed in one or more counterparts, each of which shall be deemed an original.

         IN WITNESS WHEREOF, the undersigned have caused this Release Notice 1 to be duly executed and delivered as of the __ day of ___________, 2002.


                                       RSL COM U.S.A., INC.



                                       By:
                                          --------------------------------------

                                       Its:
                                           -------------------------------------



                                       VERSO TECHNOLOGIES, INC.



                                       By:
                                          --------------------------------------

                                       Its:
                                           -------------------------------------

                                                                    Exhibit 2 to
                                                                Escrow Agreement

                                RELEASE NOTICE 2

         The undersigned, pursuant to the Escrow Agreement dated as of March 13, 2002 among Verso Technologies, Inc. ("Verso"), NACT Telecommunications, Inc., RSL COM U.S.A., Inc. ("RSL"), RSL COM Primecall, Inc. and Reed Smith LLP, as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby instruct the Escrow Agent to distribute by wire transfer the entire Escrow Amount to RSL USA in accordance with the attached wire transfer instructions. Verso and RSL USA hereby confirm that all of their respective representations and warranties contained in the Settlement Agreement remain true and correct and authorize the release by the Escrow Agent of the Escrow Amount as described in the Settlement Agreement and the Escrow Agreement. This Release Notice 2 shall not be effective unless and until executed by Verso and RSL USA.

         This Release Notice 2 may be signed in one or more counterparts, each of which shall be deemed an original.

         IN WITNESS WHEREOF, the undersigned have caused this Release Notice 2 to be duly executed and delivered as of the __ day of ___________, 2002.


                                       RSL COM U.S.A., INC.



                                       By:
                                          --------------------------------------

                                       Its:
                                           -------------------------------------







                                       VERSO TECHNOLOGIES, INC.



                                       By:
                                          --------------------------------------

                                       Its:
                                           -------------------------------------

                                                                    Exhibit 3 to
                                                                Escrow Agreement

                                RELEASE NOTICE 3

         The undersigned, pursuant to the Escrow Agreement dated as of March 13, 2002 among Verso Technologies, Inc. ("Verso"), NACT Telecommunications, Inc., RSL COM U.S.A., Inc. ("RSL"), RSL COM Primecall, Inc. and Reed Smith LLP, as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby instruct the Escrow Agent to distribute by wire transfer $________ to Verso in accordance with the wire transfer instructions attached hereto as
Schedule 1 and to distribute by wire transfer $__________ to RSL USA in accordance with the wire transfer instructions attached hereto as Schedule 2. Verso and RSL USA hereby confirm that all of their respective representations and warranties contained in the Settlement Agreement remain true and correct and authorize the release by the Escrow Agent of the Escrow Amount as described in the Settlement Agreement and the Escrow Agreement. This Release Notice 3 shall not be effective unless and until executed by Verso and RSL USA.


         This Release Notice 3 may be signed in one or more counterparts, each of which shall be deemed an original.



         IN WITNESS WHEREOF, the undersigned have caused this Release Notice 3 to be duly executed and delivered as of the __ day of ___________, 2002.


                                       RSL COM U.S.A., INC.



                                       By:
                                          --------------------------------------

                                       Its:
                                           -------------------------------------




                                       VERSO TECHNOLOGIES, INC.



                                       By:
                                          --------------------------------------

                                       Its:
                                           -------------------------------------